EXHIBIT 1

JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing Statement on Schedule 13G is filed on behalf of the undersigned. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of September 25, 2019

SC INVESTMENTS E HOLDINGS, LLC By: Oaktree Fund GP IIA, LLC Its: Manager By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

SC INVESTMENTS NE HOLDINGS, LLC By: Oaktree Fund GP IIA, LLC Its: Manager By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

OCSL SRNE, LLC By: Oaktree Specialty Lending Corporation Its: Managing Member By: Oaktree Capital Management, L.P. Its: Investment Adviser

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Senior Vice President

OAKTREE STRATEGIC INCOME II, INC.

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Secretary

OAKTREE FUND GP IIA, LLC By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

OAKTREE FUND GP II, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Authorized Signatory

OAKTREE CAPITAL II, L.P.

By: Oaktree Holdings, Inc.
Its: General Partner

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Senior Vice President

OAKTREE HOLDINGS, INC.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Senior Vice President

OAKTREE SPECIALTY LENDING CORPORATION

By: Oaktree Capital Management, L.P. Its: Investment Adviser

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Senior Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Jamie Toothman
Name:	Jamie Toothman
Title:	Senior Vice President